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                                                                   EXHIBIT 99.1
                                   THIRD AMENDMENT
                                 OF CREDIT AGREEMENT


    THIS THIRD AMENDMENT OF CREDIT AGREEMENT, dated as of May 22, 1997 (this "AMENDMENT"), is by and among Stone Container Corporation, a Delaware corporation (the "BORROWER"), the undersigned financial institutions, including Bankers Trust Company, in their capacities as lenders (collectively, the "LENDERS," and each individually, a "LENDER"), Bankers Trust Company, as agent (the "AGENT") for the Lenders, and the undersigned financial institutions in their capacities as Co-Agents.

                                      RECITALS:

    The Borrower, Bank of America National Trust & Savings Association, The Bank of New York, The Bank of Nova Scotia, Caisse Nationale de Credit Agricole, The Chase Manhattan Bank, N.A., Dresdner Bank AG-Chicago and Grand Cayman Branches, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Ltd., NationsBank, N.A. (Carolinas), The Sumitomo Bank, Ltd., Chicago Branch and Toronto Dominion (Texas), Inc., as co-agents (collectively, the "CO-AGENTS," and each individually, a "CO-AGENT"), the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 22, 1996, as amended by the First Amendment of Credit Agreement dated as of June 20, 1996 and the Second Amendment of Credit Agreement dated as of December 18, 1996 (the "CREDIT AGREEMENT").

    The Borrower has requested the Agent and the Lenders to amend
SECTION 5.2.2(K) of the Credit Agreement.

    The Borrower, the Agent and the Lenders desire to amend SECTION 5.2.2(K) of the Credit Agreement on the terms and conditions set forth herein.

    NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

    SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

    SECTION 2. AMENDMENT TO THE CREDIT AGREEMENT. SECTION 5.2.2(K) of the Credit Agreement is, as of the Effective Date (as defined below), hereby amended by deleting "$100 million" appearing in such Section and substituting therefor "$150 million".

    SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon the date (the "EFFECTIVE DATE") when each of the Borrower, the Agent and the Required Lenders shall have executed and delivered this Amendment.

    SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants to the Lenders, the Co-Agents and the Agent as follows:

         (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the date hereof as though

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    made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

         (b) No Event of Default or Unmatured Event of Default has occurred and is continuing.

         (c) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Borrower and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

         (d) The execution, delivery and performance of this Amendment do not conflict with or result in a breach by the Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Borrower is a party or is subject.

    SECTION 5.     REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

         (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "ANCILLARY DOCUMENTS") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement, the Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Co-Agents or the Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

         (d) The Borrower acknowledges and agrees that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, SECTION 7.1(d) of the Credit Agreement.

    SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by the Borrower, the Agent and the Required Lenders regardless of whether it has been executed and delivered by all of the Lenders. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

    SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

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    SECTION 8.     HEADINGS.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

    SECTION 9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                               [Signature Pages Follow]




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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.


STONE CONTAINER CORPORATION            BANKERS TRUST COMPANY, in its
                                       individual capacity and as Agent

By:                                    By:

Name:                                  Name:

Title:                                 Title:



BANK OF AMERICA NATIONAL TRUST         BANK OF BOSTON
AND SAVINGS ASSOCIATION, in its
individual capacity and as a Co-Agent

By:                                    By:

Name:                                  Name:

Title                                  Title:



THE BANK OF NEW YORK, in its           THE BANK OF NOVA SCOTIA, in its
individual capacity and as a Co-Agent  individual capacity and as a Co-Agent

By:                                    By:

Name:                                  Name:

Title:                                 Title:



CAISSE NATIONALE DE CREDIT             AERIES FINANCE LTD.
AGRICOLE, in its individual
capacity and as a Co-Agent

By:                                    By:

Name:                                  Name:

Title:                                 Title:

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CERES FINANCE LTD.                     STRATA FUNDING LTD.

By:                                    By:

Name:                                  Name:

Title:                                 Title:



THE CHASE MANHATTAN BANK, N.A., in     MORGAN STANLEY SENIOR FUNDING,
its individual capacity and as a       INC.
Co-Agent, and as successor to both
Chemical Bank and The Chase
Manhattan Bank, N.A.

By:                                    By:

Name:                                  Name:

Title:                                 Title:



OCTAGON CREDIT INVESTORS LOAN          COMPAGNIE FINANCIERE DE CIC ET DE
PORTFOLIO (formerly known as CHL       L'UNION EUROPEENNE
High Yield Loan Portfolio), a Unit
of The Chase Manhattan Bank, N.A.

By:                                    By:

Name:                                  Name:

Title:                                 Title:



DRESDNER BANK AG (New York and Grand   THE EQUITABLE LIFE ASSURANCE SOCIETY
Cayman Branches), in its individual    OF THE UNITED STATES
capacity and as a Co-Agent

By:                                    By:

Name:                                  Name:

Title:                                 Title:


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THE FIRST NATIONAL BANK OF             KEYPORT LIFE INSURANCE COMPANY
CHICAGO, in its individual capacity
and as a Co-Agent                      By:  Chancellor Senior Secured
                                       Management, Inc., as Portfolio Advisor

By:                                    By:

Name:                                  Name:

Title:                                 Title:



LEHMAN COMMERCIAL PAPER INC.           THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LTD. in its individual capacity and as
                                       a Co-Agent


By:                                    By:

Name:                                  Name:

Title:                                 Title:



MERITA BANK LTD., formerly known as    SENIOR HIGH INCOME PORTFOLIO, INC.
Union Bank of Finland, Ltd., Grand
Cayman Branch

By:                                    By:

Name:                                  Name:

Title:                                 Title:



SENIOR HIGH INCOME PORTFOLIO, INC.,    CANADIAN IMPERIAL BANK OF COMMERCE
as successor in interest to Senior
High Income Portolio II, Inc.

By:                                    By:

Name:                                  Name:

Title:                                 Title:


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RESTRUCTURED OBLIGATIONS BACKED        SENIOR HIGH INCOME PORTFOLIO, INC.,
BY SENIOR ASSETS B.V.                  as successor in interest to Senior
                                       Strategic Income Fund, Inc.

By:  Chancellor Senior Secured
Management, Inc., as Portfolio Advisor

By:                                    By:

Name:                                  Name:

Title:                                 Title:



NATIONSBANK, N.A. (CAROLINAS), in its  CITIBANK, N.A.
individual capacity and as a Co-Agent

By:                                    By:

Name:                                  Name:

Title:                                 Title:



STICHTING RESTRUCTURED OBLIGATIONS     SENIOR DEBT PORTFOLIO
BACKED BY SENIOR ASSETS 2 (ROSA2)

By:  Chancellor Senior Secured         By:  Boston Management and Research,
Management, Inc., as Portfolio         as Investment Advisor
Advisor

By:                                    By:

Name:                                  Name:

Title:                                 Title:



THE SUMITOMO BANK, LTD., CHICAGO       TORONTO DOMINION (TEXAS), INC., in its
BRANCH, in its individual capacity     individual capacity and as a Co-Agent
and as a Co-Agent

By:                                    By:

Name:                                  Name:

Title:                                 Title:


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VAN KAMPEN MERRITT PRIME RATE          MEDICAL LIABILITY MUTUAL INSURANCE
INCOME TRUST                           COMPANY

By:                                    By:

Name:                                  Name:

Title:                                 Title:



FIRST ALABAMA BANK                     CAPTIVA FINANCE LTD.

By:                                    By:

Name:                                  Name:

Title:                                 Title:



THE YASUDA TRUST & BANKING CO.,        INDOSUEZ CAPITAL FUNDING II,
LTD. CHICAGO BRANCH                    LIMITED

                                       By:  Indosuez Capital Luxembourg, as
                                       Collateral Manager

By:                                    By:

Name:                                  Name:

Title:                                 Title:



METROPOLITAN LIFE INSURANCE            PROTECTIVE LIFE INSURANCE
COMPANY                                CO.

By:                                    By:

Name:                                  Name:

Title:                                 Title:


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MERRILL LYNCH PRIME RATE               MERRILL LYNCH SENIOR FLOATING
PORTFOLIO                              RATE FUND, INC.

By:  Merrill Lynch Asset Management,
LP, as Investment Advisor

By:                                    By:

Name:                                  Name:

Title:                                 Title:



CARILION HOLDING, LTD.                 OAK HILL SECURITIES FUND, L.P.

By:                                    By:

Name:                                  Name:

Title:                                 Title:



ML CBO IV (CAYMAN) LTD.                SANWA BUSINESS CREDIT CORPORATION

By:  Protective Asset Management,
L.L.C., as Collateral Manager

By:                                    By:

Name:                                  Name:

Title:                                 Title:


                                       9
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GOLDMAN, SACHS CREDIT PARTNERS L.P.    FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA

By:                                    By:

Name:                                  Name:

Title:                                 Title:



ING BARING (US) CAPITAL CORP           DLJ CAPITAL FUNDING, INC.

By:                                    By:

Name:                                  Name:

Title:                                 Title:


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